UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

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☐  Preliminary Proxy Statement

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☐  Definitive Proxy Statement

☑  Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

LOWE’S COMPANIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 27, 2011.

LOWE’S COMPANIES, INC.

1000 LOWE’S BOULEVARD
MAIL CODE: NB7IR
MOORESVILLE, NC 28117

Meeting Information
Meeting Type:            Annual Meeting
For holders as of:     March 25, 2011
Date: May 27, 2011           Time: 10:00 a.m. EDT
Location: Ballantyne Hotel
10000 Ballantyne Commons Parkway
Charlotte, NC 28277

You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

–— Before You Vote —–
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE OF ANNUAL MEETING AND PROXY STATEMENT           ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow    è    XXXX XXXX XXXX       (located on the following page) and visit: www.proxyvote.com.
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–— How To Vote —–
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow    è    XXXX XXXX XXXX       available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

                        Voting Items

Lowe’s Board of Directors recommends you vote FOR ALL of the listed nominees:
1.	Election of Directors

Nominees:

01) Raul Alvarez	06) Robert L. Johnson
02) David W. Bernauer	07) Marshall O. Larsen
03) Leonard L. Berry	08) Richard K. Lochridge
04) Peter C. Browning	09) Robert A. Niblock
05) Dawn E. Hudson	10) Stephen F. Page

Lowe’s Board of Directors recommends you vote FOR the following proposals:
2.	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2011.

3.	Advisory vote on executive compensation.
Lowe’s Board of Directors recommends you vote for 1 YEAR on the following proposal:
4.	Advisory vote on the frequency of holding future advisory votes on executive compensation.
Lowe’s Board of Directors recommends you vote FOR the following proposal:
5.	Approval of the Lowe’s Companies, Inc. 2011 Annual Incentive Plan.
Lowe’s Board of Directors recommends you vote AGAINST the following proposals:
6.	Shareholder proposal regarding executive severance agreements.

7.	Shareholder proposal regarding linking pay to performance on sustainability goals.

8.	Shareholder proposal regarding report on political spending.
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.